UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 10, 2006
                                                         ----------------

                         THE BEAR STEARNS COMPANIES INC.
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             (Exact name of registrant as specified in its charter)

   DELAWARE                     File No. 1-8989                   13-3286161
   --------                     ---------------                   ----------
(State or other                (Commission File                  (IRS Employer
jurisdiction of                     Number)                      Identification
incorporation)                                                       Number)

               383 Madison Avenue, New York, New York      10179
              -----------------------------------------------------
              (Address of principal executive offices)   (zip code)

       Registrant's telephone number, including area code: (212) 272-2000
                                                           --------------

                                 Not Applicable
       ------------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

         Filed herewith are copies of:

         (a) Opinion of Cadwalader, Wickersham & Taft LLP as to the legality of the 5.50% Global Notes due 2011 and the Floating Rate Global Notes due 2011 in each case to be issued by The Bear Stearns Companies Inc. (the "Company").

         (b) Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences described in the Prospectus Supplement, dated August 10, 2006, to the Prospectus, dated February 2, 2005, included in the Registration Statement on Form S-3 filed by the Company (Registration No. 333-121744) together with the Registration Statement on Form S-3 (Registration No. 333-136599) filed on August 14, 2006 pursuant to Rule 462(b).

         (c)      Consent of Cadwalader, Wickersham & Taft LLP.

Item 9.01  Financial Statements and Exhibits.

         (c)      Exhibits:

                  The following exhibits are incorporated by reference into the Registration Statement on Form S-3 (Registration No. 333-121744) as exhibits to such Registration Statement:

                  5(a) Opinion of Cadwalader, Wickersham & Taft LLP as to legality of the 5.50% Global Notes due 2011 and the Floating Rate Global Notes Due 2011 in each case to be issued by the Company.

                  8(a) Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences (Included in Exhibit 5(a)).

                  23(c) Consent of Cadwalader, Wickersham & Taft LLP (Included in Exhibit 5(a)).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE BEAR STEARNS COMPANIES INC.


                                        By: /s/ Jeffrey M. Farber
                                           -------------------------------------
                                            Jeffrey M. Farber
                                            Controller
                                            (Principal Accounting Officer)

Dated: August 17, 2006

                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX

Exhibit No.     Description

5(a) Opinion of Cadwalader, Wickersham & Taft LLP as to legality of the 5.50% Global Notes due 2011 and the Floating Rate Global Notes due 2011, in each case to be issued by The Bear Stearns Companies Inc.

8(a) Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences (Included in Exhibit 5(a)).

23(c)           Consent of Cadwalader, Wickersham & Taft LLP (Included in
                Exhibit 5(a)).